UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 8, 2022

TPG Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41222	87-2063362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300 Fort Worth, TX	76102
(Address of principal executive offices)	(Zip code)

(817) 871-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, $0.001 par value	TPG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2022, TPG Inc. (the “Company”) filed an Amended and Restated Certificate of Incorporation (the “Amended Charter”) with the Delaware Secretary of State that stipulates that shares of “Free Float” (as defined under the rules of FTSE Russell relating to the Russell indices) Class A common stock (the “Free Float Class A Shares”) are entitled to at least 5.1% of the aggregate voting power (the “Free Float Threshold”). If on any record date the votes entitled to be cast by Free Float Class A Shares do not equal 5.1% of the aggregate voting power, the voting power of the Class B common stock will be reduced proportionately until the Free Float Threshold is met. The Amended Charter is designed to position the Company for potential inclusion in the Russell indices in accordance with the qualifications established by FTSE Russell. In lieu of a meeting of stockholders, the Amended Charter was adopted by the written consent of TPG GP A, LLC, which represents a majority of the voting power of (i) the Company’s outstanding Class A common stock, par value $0.001 per share (“Class A Shares”), and Class B common stock, par value $0.001 per share (the “Class B Shares”), voting together as a single class, and (ii) Class B Shares, voting separately, as of November 4, 2022, as required by Section 242 of Delaware General Corporation Law and Sections 4.2(a), 4.7 and 6.2 of the existing Certificate of Incorporation. The Amended Charter became effective upon its filing with the Secretary of State of the State of Delaware.

A copy of the Amended Charter is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of TPG Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

TPG INC.

By:	/s/ Bradford Berenson
Name:	Bradford Berenson
Title:	General Counsel

Date: December 8, 2022